                                                                    Exhibit 10.4

                                Dated 1 July 2008

                                SOCIETE GENERALE

         as Arranger, Facility Agent, Security Agent and Original Lender

                                  WGN (GER) LLC

                                   as Borrower

                                   ----------

                               AMENDMENT AGREEMENT
                               (Anderungsvertrag)
    relating to the up to EUR 23,200,000 Facilities Agreement relating to the Acquisition of Properties in Nagold and Waldaschaff, Germany, and related
                               Security Documents

                                   ----------

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1.    Definitions and Interpretation.....................................     2
2.    Amendments to the Facilities Agreement.............................     2
3.    Amendments to the Accounts Pledge Agreement........................     6
4.    Amendments to the Security Assignment of Deeds of Guarantee........     6
5.    Amendments to the Global Assignment Agreement......................     7
6.    Amendments to the Security Purpose Agreement.......................     7
7.    Adjusted Repeated Representations..................................     7
8.    Miscellaneous......................................................     8
9.    Further Assurance..................................................     8
10.   Costs and Expenses.................................................     8
11.   Partial Invalidity.................................................     8
12.   Amendments and Waivers.............................................     8
13.   Governing Law and Jurisdiction.....................................     9

This AMENDMENT AGREEMENT (the "AGREEMENT") is dated 1 July 2008 and made between:

(1) WGN (GER) LLC, a Delaware limited liability company formed in and validly existing under the laws of Delaware, having its registered offices at c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and its principal office at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, U.S.A. (the "Borrower");

(2) SOCIETE GENERALE, a credit institution, incorporated in and validly existing under the laws of France as a societe anonyme, registered with the Registre du commerce et des societes of Paris under number 552 120 222, having its registered office at 29, boulevard Haussmann, 75009 Paris, France as the mandated arranger of the Facility (as defined by reference below) (the "ARRANGER");

(3) SOCIETE GENERALE as facility agent for the Finance Parties (the "FACILITY AGENT");

(4) SOCIETE GENERALE (acting through its Frankfurt branch having its place of business Neue Mainzer Strasse 46-50, 60311 Frankfurt, Germany) as security agent for the Finance Parties (as defined by reference below) (the "SECURITY AGENT"); and

(5) THE PERSON SET OUT IN SCHEDULE 1 OF THE FACILITIES AGREEMENT (AS DEFINED BELOW) (ORIGINAL LENDER) (the "ORIGINAL LENDER").

WHEREAS:

(A) Pursuant to a facilities agreement, dated on or about 3 June 2008, entered into between, inter alios, WGN (GER) LLC as borrower (the "BORROWER") and Societe Generale as arranger, facility agent, security agent and original lender (as amended, varied, novated, supplemented, superseded or extended from time to time, the "FACILITIES AGREEMENT") the lender (the "ORIGINAL LENDER") has agreed to grant term loan facilities in an aggregate amount of up to EUR 23,200,000 to the Borrower for the refinancing of the acquisition of the Properties (as defined by reference below).

(B) Pursuant to the Facilities Agreement, the Borrower has agreed to grant a pledge over its accounts, to assign all of its right, title and interest from time to time in and to each of the Deeds of Guarantee (as defined by reference below) and the Receivables (as defined by reference below) and has agreed to fulfil the obligation to provide a land charge as collateral as security for the payment or discharge of the Secured Obligations (as defined by reference below).

(C) The Borrower and the Security Agent have, therefore, on 4 June 2008 entered into a pledge over the Borrower's accounts (the "ACCOUNTS PLEDGE AGREEMENT"), a security assignment of deeds of guarantee (the "SECURITY ASSIGNMENT OF DEEDS OF GUARANTEE"), a global assignment agreement (the "GLOBAL ASSIGNMENT AGREEMENT") and a security purpose agreement (the "SECURITY PURPOSE AGREEMENT") (together the "SECURITY DOCUMENTS").

(D) The parties by entering into this Agreement intend to amend the Facilities Agreement and each of the Security Documents.

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Facilities Agreement or in any of the Security Documents shall, unless otherwise defined in this Agreement, have the same meaning when used in this Agreement and the principles of construction set out in the Facilities Agreement shall have effect as if set out in this Agreement.

1.2  In this Agreement:

     "EFFECTIVE DATE" means the 4 June 2008 as date on which the amendment shall come into effect.

1.3 This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail to the extent legally possible.

2.   AMENDMENTS TO THE FACILITIES AGREEMENT

2.1 With effect from the Effective Date, the Facilities Agreement shall be amended and restated so that the following amendments are made:

     (a) the definition of "ACQUISITION FACILITY AVAILABILITY PERIOD" shall be replaced in full as follows:

          "ACQUISITION FACILITY AVAILABILITY PERIOD" means the period starting from the opening of business in Frankfurt am Main, Germany, on the Signing Date to close of business in Frankfurt am Main, Germany, on 29 August 2008.

     (b) The definition of "NAGOLD PROPERTIES" shall be replaced in full as follows:

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                                                                             -3-


          "NAGOLD PROPERTY" means the property registered in the land register of Nagold at the local court (Amtsgericht) of Stuttgart, as follows: folio (Blatt) 8802, plots (Flure) 2000/12, 2000/13, 2000/14, 2000/15,
          2000/16, 2000/17, 2000/18, 2000/6, 1811/27, 1811/28, 1811/12 and
          2000/78.

     (c) Clause 7.1 (a) of the Facilities Agreement shall be replaced in full as follows:

          The Borrower shall repay the Loans made to it in instalments by repaying on each Repayment Date an amount which reduces the amount of all outstanding Loans under the Facilities on a pro rata basis by an amount equal to the relevant fraction of the amount being the aggregate sum of the Acquisition Loan as of the Signing Date and the Capex Loans as of the date on which the Capex Fixed Rate is determined as set out in the table below:

REPAYMENT DATE      25 % OF THE FOLLOWING FRACTION
--------------      ------------------------------
30 September 2008                2.85%
30 December 2008                 2.85%
30 March 2009                    2.85%
30 June 2009                     2.85%
30 September 2009                3.00%
30 December 2009                 3.00%
30 March 2010                    3.00%
30 June 2010                     3.00%
30 September 2010                3.14%
30 December 2010                 3.14%
30 March 2011                    3.14%
30 June 2011                     3.14%
30 September 2011                3.29%
30 December 2011                 3.29%

30 March 2012                    3.29%
30 June 2012                     3.29%
30 September 2012                3.43%
30 December 2012                 3.43%
30 March 2013                    3.43%
30 June 2013                     3.43%
30 September 2013                3.58%
30 December 2013                 3.58%
30 March 2014                    3.58%
30 June 2014                     3.58%
30 September 2014                3.72%
30 December 2014                 3.72%
30 March 2015                    3.72%
30 June 2015                     3.72%

     (d) Clause 12.2 (a) of the Facilities Agreement shall be replaced in full as follows:

          The Borrower shall pay to the Facility Agent (for the account of each Lender) a fee in euro at a rate of 50 per cent. p.a. of the Margin of that Lender's Available Commitment for the relevant Availability Period commencing on 15 July 2008.

     (e) Schedule 2 Part I, section 10 of the Facilities Agreement shall be replaced in full as follows:

          10.  OTHER DOCUMENTS AND EVIDENCE

          (a) A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

          (b) Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 12 (Fees) and Clause 17 (Costs and expenses) have been paid or shall be paid by the relevant Utilisation Date.

          (c) Evidence satisfactory to the Facility Agent that the equity portion to be provided by or on behalf of the Borrower has been provided and paid (e.g., by way of a transfer confirmation) in accordance with a funds flow statement or otherwise in a manner satisfactory to the Facility Agent.

          (d) There being in the reasonable opinion of the Facility Agent no material adverse change in the legal, financial or business condition of the Borrower which, in the reasonable opinion of the Arranger, reasonably based on objective circumstances, materially adversely affect the syndication of the Facility.

          (e) Evidence that any process agent referred to in any Finance Document has accepted its appointment.

          (f) The Acquisition Fixed rate is not more than 5.25 % (before Margin) on the Quotation Date, to be reached, if necessary, through payment of a premium by the Borrower to the Lender on the Initial Utilisation Date at the latest (payment to be made on the account as the Facility Agent may direct). The premium will be calculated by the Lender using customary standards to determine the reasonable market premium required for each basis point in excess of 5.25 %.

          (g) Payment of the upfront fee in the amount of EUR 232,000 to the Facility Agent until (and including) 15 July 2008 in immediately available funds to the account named OPER/CAF/DMT, account number IBAN FR76 30003 07003 00301999500 79 and Swift code SOGEFRPPHCM.

     (f) Schedule 5 of the Facilities Agreement shall be replaced in full as follows:

          Delivery of a duly completed          12 noon, three (3)
          Utilisation Request (Clause 5.1       Business Days before

          (Delivery of a Utilisation Request)   each Utilisation Date

          Facility Agent notifies the Lenders   4.00 p.m., three (3) Business
          of the Loan in accordance with        Days before each Utilisation
          Clause 5.5 (Lenders' participation)   Date

          EURIBOR is fixed                      Quotation Date as of
                                                11:00 a.m. Brussels time

          Disbursement of Loan proceeds         Utilisation Date


2.2 The provisions of the Facilities Agreement shall, save as amended hereby, continue in full force and effect.

3.   AMENDMENTS TO THE ACCOUNTS PLEDGE AGREEMENT

     In Clause 1.2 of the Accounts Pledge Agreement, the definition of "PROPERTIES" shall be amended with effect from the Effective Date and read on and from that date in its entirety as follows:

     "PROPERTIES" means

     (a) the property registered in the land register of Nagold at the local court (Amtsgericht) of Nagold, as follows: folio (Blatt) 8802, plots (Flurstucke) 2000/12, 2000/13, 2000/14, 2000/15, 2000/16, 2000/17,
          2000/18, 2000/6, 1811/27, 1811/28, 1811/12 and 2000/78, and

     (b) the property registered in the land register of Waldaschaff at the local court (Amtsgericht) of Aschaffenburg, as follows: folio (Blatt) 7957, plots (Flurstucke) 2026, 2067, 2068, 2069, 2070, 2071, 2072,
          2073, 2074, 2075, 2076, 2077, 2078, 2079, 2080, 2093, 2100, 2101,
          2102, 2103, 2104, 2105, 2106, 2107, 15, 1700/55, 6392 and 2087/1;

4.   AMENDMENTS TO THE SECURITY ASSIGNMENT OF DEEDS OF GUARANTEE

     In Clause 1.1 of the Security Assignment of Deeds of Guarantee, the definition of "PROPERTIES" shall be amended with effect from the Effective Date and read on and from that date in its entirety as follows:

     "PROPERTIES" means the property registered in the land register of Nagold at the local court (Amtsgericht) of Nagold, as follows: folio (Blatt) 8802, plots (Flurstucke) 2000/12, 2000/13, 2000/14, 2000/15, 2000/16, 2000/17,
     2000/18, 2000/6, 1811/27, 1811/28, 1811/12 and 2000/78 and the property registered in
     the land register of Waldaschaff at the local court (Amtsgericht) of Aschaffenburg, as follows: folio (Blatt) 7957, plots (Flurstucke) 2026, 2067, 2068, 2069, 2070, 2071, 2072, 2073, 2074, 2075, 2076, 2077, 2078,
     2079, 2080, 2093, 2100, 2101, 2102, 2103, 2104, 2105, 2106, 2107, 15,
     1700/55, 6392 and 2087/1; and "PROPERTY" means any of them.

5.   AMENDMENTS TO THE GLOBAL ASSIGNMENT AGREEMENT

     In Clause 1.2 of the Global Assignment Agreement, the definition of "PROPERTIES" shall be amended with effect from the Effective Date and read on and from that date in its entirety as follows:

     "PROPERTIES" means the property registered in the land register of Nagold at the local court (Amtsgericht) of Nagold, as follows: folio (Blatt) 8802, plots (Flurstucke) 2000/12, 2000/13, 2000/14, 2000/15, 2000/16, 2000/17,
     2000/18, 2000/6, 1811/27, 1811/28, 1811/12 and 2000/78 and the property registered in the land register of Waldaschaff at the local court (Amtsgericht) of Aschaffenburg, as follows: folio (Blatt) 7957, plots (Flurstucke) 2026, 2067, 2068, 2069, 2070, 2071, 2072, 2073, 2074, 2075,
     2076, 2077, 2078, 2079, 2080, 2093, 2100, 2101, 2102, 2103, 2104, 2105,
     2106, 2107, 15, 1700/55, 6392 and 2087/1; and "PROPERTY" means any of them.

6.   AMENDMENTS TO THE SECURITY PURPOSE AGREEMENT

     In Clause 1.2 of the Security Purpose Agreement, the definition of "PROPERTIES" shall be amended with effect from the Effective Date and read on and from that date in its entirety as follows:

     "PROPERTIES" means the property registered in the land register of Nagold at the local court (Amtsgericht) of Nagold, as follows: folio (Blatt) 8802, plots (Flurstucke) 2000/12, 2000/13, 2000/14, 2000/15, 2000/16, 2000/17,
     2000/18, 2000/6, 1811/27, 1811/28, 1811/12 and 2000/78 and the property registered in the land register of Waldaschaff at the local court (Amtsgericht) of Aschaffenburg, as follows: folio (Blatt) 7957, plots (Flurstucke) 2026, 2067, 2068, 2069, 2070, 2071, 2072, 2073, 2074, 2075,
     2076, 2077, 2078, 2079, 2080, 2093, 2100, 2101, 2102, 2103, 2104, 2105,
     2106, 2107, 15, 1700/55, 6392 and 2087/1; and "PROPERTY" means any of them.

7.   ADJUSTED REPEATED REPRESENTATIONS

     On any date on which the Borrower makes the Repeated Representations, each reference in Clause 18 of the Facilities Agreement to "this Agreement" shall be deemed to include a reference to the Facilities Agreement as amended by this Agreement.

8.   MISCELLANEOUS

8.1 Other than expressly mentioned in this Agreement the Facilities Agreement and the Security Documents shall not be amended and shall remain unaffected.

8.2 Clauses 13 (Tax Gross up and Indemnities), 15 (Other Indemnities), 26 (Changes to the Finance Parties), 27 (Changes to the Borrower) and 33 (Notices) of the Facilities Agreement shall apply to this Agreement mutatis mutandis.

9.   FURTHER ASSURANCE

     The Borrower shall, at the reasonable request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

10.  COSTS AND EXPENSES

     All costs, charges, fees and expenses triggered by this Agreement or reasonably incurred in connection with its preparation, execution, amendments and enforcement (in each case including fees for legal advisers) shall be borne by the Borrower.

11.  PARTIAL INVALIDITY

     If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid, illegal, or unenforceable provision shall be deemed replaced with a valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. Should a gap (Regelungslucke) become evident in this Agreement, such gap shall, without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof, be deemed to be filled with such provision as comes as close as possible to the original intent of the parties.

12.  AMENDMENTS AND WAIVERS

12.1 Changes and amendments to this Agreement including this Clause 12 (Amendments) shall be made in writing, unless notarial form by operation of law is required. The parties to this Agreement may waive this form requirement by written agreement only. No oral supplements to this Agreement have been made.

12.2 Neither the entry into this Agreement nor anything else in this Agreement shall operate as a waiver of any Event of Default.

13.  GOVERNING LAW AND JURISDICTION

13.1 This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

13.2 The district court (Landgericht) in Frankfurt am Main, Germany, shall have exclusive jurisdiction in respect of any dispute arising out of or in connection with this Agreement. Deviating mandatory statutes relating to jurisdiction shall remain unaffected hereby. The Facility Agent shall, however, also be entitled to take legal action against the Borrower in any other court of competent jurisdiction.

13.3 Further the taking of proceedings against the Borrower in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

13.4 Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

     (a) irrevocably appoints Reed Smith LLP, attn: Dr. Etienne Richthammer, attorney-at-law, Theatinerstrasse 8, 80333 Munich, Germany as its agent for service of process in relation to any proceedings before the German courts in connection with this Agreement;

     (b) agrees that a failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned; and

     (c) agrees that if the appointment of such process agent ceases to be effective in respect of the Borrower, the Borrower will immediately appoint a further person in Germany to accept service of process on its behalf in Germany and, failing such appointment within fifteen
          (15) days, the Facility Agent shall be entitled to appoint such person by notice to the Borrower.

THIS AGREEMENT HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS AGREEMENT.

                                 EXECUTION PAGE

                          AMENDMENT AGREEMENT AGREEMENT

WGN (GER) LLC

as Borrower, Assignor and Pledgor

By: Conduit B.V., its managing member


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
Title:                                  Title:


SOCIETE GENERALE
as Original Lender


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Nicolas Cosson                    Name:
Title: Director                         Title:


SOCIETE GENERALE
as Facility Agent


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Nicolas Cosson                    Name:
Title: Director                         Title:

SOCIETE GENERALE
as Arranger


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Nicolas Cosson                    Name:
Title: Director                         Title:


SOCIETE GENERALE
as Security Agent


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Nicolas Cosson                    Name:
Title: Director                         Title: